UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: February 27, 2020
(Date of earliest event reported)

A. M. CASTLE & CO.
(Exact name of registrant as specified in its charter)

Maryland	1-5415	36-0879160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1420 Kensington Road, Suite 220 Oak Brook, IL 60523
(Address of principal executive offices)

Registrant's telephone number including area code: (847) 455-7111

Not Applicable
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13 e-4(c) under the Exchange Act (17 CFR 240.13 e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [  ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 – Entry into a Material Definitive Agreement

Support Agreements

On February 27, 2020, A.M. Castle & Co. (the “Company”) announced that it entered into support agreements (the “Support Agreements”) with holders who, in the aggregate, hold in excess of 96% of the Company’s outstanding 5.00%/7.00% Convertible Senior PIK Toggle Notes due 2022 (the “Old Notes”) who have agreed, among other things, to tender their Old notes in the Exchange Offer (as defined below) and to consent to the Proposed Amendments (as defined below), subject to certain conditions. The foregoing description of the Support Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Support Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.02 – Results of Operations and Financial Condition

In accordance with General Instruction B.2 to Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

The information regarding the results of operations and financial condition of the Company for the fourth quarter and year ended December 31, 2019, responsive to this Item 2.02, and contained in Exhibit 99.1 filed herewith, is incorporated by reference herein.

Item 8.01 – Other Events

Exchange Offer

On February 27, 2020, the Company filed a Registration Statement on Form S-4 (the “S-4 Registration Statement”) and Schedule TO with respect to a registered exchange offer (the “Exchange Offer”) pursuant to which the Company will issue its 3.00%/5.00% Convertible Senior PIK Toggle Notes due 2024 (the “New Notes”) and shares of its common stock in exchange for any and all Old Notes tendered. The New Notes will be guaranteed on a senior basis by all current and future domestic subsidiaries (other than those designated as “Unrestricted Subsidiaries”) of the Issuer (the “Guarantors”). The restrictive covenants in the indenture governing the New Notes will be substantially similar to the covenants in the indenture governing the Old Notes. All Old Notes that are tendered and accepted as part of the Exchange Offer will be exchanged into New Notes and the Company's common stock at the rate of $491.8619 principal amount of New Notes and 363.2585 shares of the Company's common stock per $1,000 principal amount of Old Notes tendered on the date on which the Exchange Offer is completed. Any accrued and unpaid interest on the Old Notes through the Closing Date of the Exchange Offer will be exchanged into New Notes and common stock at the exchange rate.

The New Notes will bear interest at a rate of 3.00% per annum if paid in cash or 5.00% if paid in kind per annum, payable quarterly. The New Notes will mature on August 31, 2024 issuance and will be convertible, at the option of the holders, into shares of the Company's common stock.

Concurrently with the Exchange Offer, the Company is soliciting consents from holders of the Old Notes for certain amendments (the “Proposed Amendments”) to the indenture governing the Old Notes to eliminate or amend substantially all of the restrictive covenants, release all collateral securing the Company’s obligations under the indenture governing the Old Notes, and modify certain of the events of default and various other provisions, contained in such indenture.

Increase Number of Shares and Reverse Stock-Split

If the Exchange Offer is completed, the Company has agreed to call a special meeting of stockholders (or consider such matters at its upcoming annual meeting of stockholders) to be held as soon as reasonably practicable for stockholders of record as of a date occurring on or after the closing date of the Exchange Offer (which will include holders of old notes who receive shares of common stock in the Exchange Offer) to consider the following matters: (1) a proposal to amend the Company’s articles of amendment and restatement to increase the number of shares of our common stock authorized for issuance, in order to provide a sufficient number of authorized shares of common stock for the issuance of shares upon conversion of the new notes, (2) a proposal to amend the Company’s articles of amendment and restatement to effect a reverse stock split of shares of the Company’s common stock; and (3) any other matters properly brought before the meeting.

IMPORTANT INFORMATION ABOUT THE EXCHANGE OFFER

The press release attached to this Form 8-K and the contents of this Form 8-K are for informational purposes only and are not an offer to buy or the solicitation of an offer to sell any security. An Exchange Offer will only be made by means of a prospectus, a letter of transmittal and other offer documents, as described below.

The exchange offer is subject to the conditions described in the registration statement on Form S-4 filed by the Company in connection with the exchange offer and is scheduled to expire at 5:00 p.m., Eastern Time, on March 26, 2020, unless terminated earlier or extended. Holders of Existing Notes who participate in the exchange offer will receive the following for each $1,000 of Old Notes: (i) $491.8619 principal amount of 3.00%/5.00% Convertible Senior PIK Toggle Notes due 2024 and (ii) 363.2585 shares of common stock. Accrued and unpaid interest on the Existing Notes will be exchanged into new notes and common stock at the exchange rate on the date on which the exchange offer is completed.

In connection with the exchange offer, a registration statement on Form S-4, a tender offer statement on Schedule TO, and related documents relating to the exchange offer are being filed by the Company with the SEC. The new notes and common stock may not be exchanged or sold nor may offers to exchange or buy be accepted prior to the time the registration statement becomes effective. Neither the press release attached to this Form 8-K nor this Form 8-K shall not constitute an offer to exchange or sell, or the solicitation of an offer to exchange or buy, nor shall there be any exchange or sale of such securities in any state in which such offer, exchange, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Holders of the Existing Notes are strongly advised to read the registration statement, tender offer statement and other related documents because these documents contain important information. Such holders may obtain copies of the exchange offer materials from Wilmington Savings Fund Society, FSB, Attention: Corporate Trust Middle Office, 501 Car Road, Suite 100, Wilmington, DE 19809, by facsimile (eligible institutions only): 302-421-9137, for information or confirmation by telephone: 302-571-7014. These documents can also be obtained at no charge from the Company or at the SEC’s website, www.sec.gov. The Company is not making any recommendation to holders of outstanding Existing Notes as to whether they should tender them pursuant to the exchange offer.

Item 9.01 – Financial Statements and Exhibits

(d) The following exhibits are filed herewith:

Exhibit Number	Description
10.1	Form of Support Agreement between A.M. Castle & Co. and the signatories thereto.
99.1	Press Release, February 27, 2020

Cautionary Note Regarding Forward Looking Statements

The information contained in the press release attached to this Form 8-K and the contents of this Form 8-K should be read in conjunction with our filings made with the Securities and Exchange Commission. This Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that do not relate solely to historical fact. Such forward-looking statements only speak as of the date of this release and the Company assumes no obligation to update the information included in this report. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy, the benefits that we expect to achieve from our working capital management initiative, and the timing and anticipated benefits of the exchange offer. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “predict,” “plan,” “should,” or similar expressions. These statements are not guarantees of performance or results, and they involve risks, uncertainties, and assumptions. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. These factors include our ability to effectively manage our operational initiatives and implemented restructuring activities, the impact of volatility of metals prices, the impact of imposed tariffs and/or duties, the cyclical and seasonal aspects of our business, our ability to effectively manage inventory levels, the impact of our substantial level of indebtedness, and our ability to successfully complete the exchange offer and realize the anticipated benefits of the transaction, as well as those risk factors identified in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future, to reflect the occurrence of unanticipated events or for any other reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A.M. CASTLE & CO.

	By:	/s/ Jeremy Steele
February 27, 2020		Jeremy Steele
Senior Vice President, General Counsel & Secretary

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